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EXHIBIT 23.1

INDEPENDENT ACCOUNTANTS' CONSENT

        We consent to the use in Post-Effective Amendment No. 1 to this Registration Statement on Form SB-2 of GrayMark Productions, Inc. of our report dated March 18, 2005 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ EVANS, GAITHER & ASSOCIATES, PLLC

Oklahoma City, Oklahoma,
June 14, 2005

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  EXHIBIT 23.1
INDEPENDENT ACCOUNTANTS' CONSENT